EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hormel Foods Corporation (the “Company”) on Form 10-K/A-1 for the period ending October 26, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joel W. Johnson, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 11, 2003	/s/ JOEL W. JOHNSON

JOEL W. JOHNSON
Chairman, President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Hormel Foods Corporation and will be retained by Hormel Foods Corporation and furnished to the Securities and Exchange Commission or its staff upon request.